Exhibit 10
MATERIAL CONTRACTS

The following material contracts of Navistar Financial Dealer Master Owner Trust are incorporated herein by reference:

10.01
Pooling and Servicing Agreement dated as of June 8, 1995, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, The Chase Manhattan Bank, as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee.  Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated December 12, 2003.  Commission File No. 033-87374.

10.02
First Amendment to the Pooling and Servicing Agreement dated as of September 12, 1995, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, J.P Morgan Chase & Co. (formerly known as The Chase Manhattan Bank), as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee.  Filed as Exhibit 10.02 to the Navistar Financial Dealer Note Master Trust’s Form 10K dated February 14, 2006.  Commission File No. 033-36767-03.

10.03
Second Amendment to the Pooling and Servicing Agreement dated as of March 27, 1996, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, J.P Morgan Chase & Co. (formerly known as The Chase Manhattan Bank), as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee.  Filed as Exhibit 10.03 to the Navistar Financial Dealer Note Master Trust’s Form 10K dated February 14, 2006.  Commission File No. 033-36767-03.

10.04
Third Amendment to the Pooling and Servicing Agreement dated as of July 17, 1998, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, J.P Morgan Chase & Co. (formerly known as The Chase Manhattan Bank), as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee.  Filed as Exhibit 10.04 to the Navistar Financial Dealer Note Master Trust’s Form 10K dated February 14, 2006.  Commission File No. 033-36767-03.

10.05
Fourth Amendment to the Pooling and Servicing Agreement dated as of June 2, 2000, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, J.P Morgan Chase & Co. (formerly known as The Chase Manhattan Bank), as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee.  Filed as Exhibit 4.7 to Navistar Financial Securities Corporation’s Form S-3/A dated June 12, 2000.  Commission File No. 333-32960.

10.06
Sixth Amendment to the Pooling and Servicing Agreement dated as of October 31, 2003, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, J.P Morgan Chase & Co. (formerly known as The Chase Manhattan Bank), as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee.  Filed as Exhibit 4.7 to Navistar Financial Dealer Note Master Owner Trust’s Form S-3/A dated December 23, 2003.  Commission File No. 333-104639-01.

10.07
Seventh Amendment to the Pooling and Servicing Agreement dated as of June 10, 2004, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, J.P Morgan Chase & Co. (formerly known as The Chase Manhattan Bank), as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee.  Filed as Exhibit 4.6 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 14, 2004.  Commission File No. 333-104639-01.

10.08
Series 1998-1 Supplement to the Pooling and Servicing Agreement dated as of July 17, 1998, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 1998-1 Certificateholders.  Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated December 4, 2003.  Commission File No. 033-87374.

10.09
Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated as of January 28, 2000, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2000-VFC Certificateholders. Filed as Exhibit 10.71 to the Corporation's Form 10-Q dated April 19, 2005.  Commission File No. 001-04146.

10.10
Amendment No. 1 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated as of January 22, 2003, by and among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.72 to the Corporation's Form 10-Q dated April 19, 2005.  Commission File No. 001-04146.

10.11
Amended and Restated Certificate Purchaser Agreement, dated as of December 27, 2005, among Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corp., as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, a Managing Agent, and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.73 to the Corporation's Form 10-Q dated April 19, 2005.  Commission File No. 001-04146.

10.12
Series 2003-1 Supplement to the Pooling and Servicing Agreement, dated as of July 13, 2003, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2003-1 Certificateholders.  Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated July 11, 2003.  Commission File No. 033-87374.

10.13
Series 2004-1 Supplement to the Pooling and Servicing Agreement, dated as of June 10, 2004, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2004-1 Certificateholders.  Filed as Exhibit 4.1 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 14, 2004.  Commission File No. 333-104639-01.

10.14
Master Owner Trust Agreement dated as of June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee.  Filed as Exhibit 4.11 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 14, 2004.  Commission File No. 333-104639-01.

10.15
Indenture, dated as of June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee.  Filed as Exhibit 4.2 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 14, 2004.  Commission File No. 333-104639-01.

10.16
Series 2004-1 Indenture Supplement dated as of June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee.  Filed as Exhibit 4.3 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 14, 2004.  Commission File No. 333-104639-01.

10.17
Series 2005-1 Indenture Supplement to the Indenture, dated as of February 28, 2005, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2004-1 Certificateholders.  Filed as Exhibit 4.1 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated February 28, 2005.  Commission File No. 333-104639-01.